Subsequent Events	12 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS

On July 23, 2024, Beijing Huaxia Dadi Distance Learning Services Co., Ltd., has formed a wholly-owned subsidiary Beijing Zhihui Xinyu Technology Co., Ltd.to venture into cutting-edge fields such as smart education, smart psychology, and digital learning, leveraging its reserve of patented technologies and AI research and development team, and explore new models of education in the era of artificial intelligence based on informatization and artificial intelligence.

Management has evaluated subsequent events through July 30, 2024, the date which the financial statements were available to be issued. All subsequent events requiring recognition as of March 31, 2024 have been incorporated into these financial statements and there are no subsequent events that require disclosure in accordance with FASB ASC Topic 855, “Subsequent Events.”